Exhibit 10.1

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B

LOAN AGREEMENT

THIS LOAN AGREEMENT, made and entered into this 10 day of May, 2020, (this "Loan Agreement") is by and between Bio Hi Tech America, LLC (collectively, "Borrower") and COMERICA BANK ("Lender").

WITNESSETH

WHEREAS, of even date herewith, Lender and Borrower have entered into that certain U.S. Small Business Administration ("SBA") loan wherein the Lender agreed to provide a loan (the "Loan") to Borrower for up to $ 421,300 under the Paycheck Protection Program ("PPP") offered by the SBA under the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (the "CARES Act"), section 7(a)(36) of the Small Business Act; and

WHEREAS, in order to loan funds to Borrower, Lender enters into this Loan Agreement with Borrower for the purposes herein contained; and

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
AMOUNT AND TERMS OF LOAN

1.1 RECITALS. Each of the above recitals are hereby incorporated into and made a part of this Loan Agreement by this reference.

1.2 LOAN AND NOTE. The term "Loan" herein shall refer to the indebtedness of Borrower to Lender evidenced by a Note in the original principal amount of $ 421,300 in form satisfactory to Lender (the "Note").

1.3 FORGIVENESS ELIGIBILITY. The Note is subject to partial or full forgiveness, the terms of which are dictated by the SBA, Interim Final Rule RIN 3245-AH34, subsequent SBA guidance, the Code of Federal Regulations, the PPP, and all related rules, laws, regulations, and guidance, as may be amended from time to time (the "Forgiveness"). Borrower acknowledges that the calculation methodology for the amount of Forgiveness (the "Forgiveness Amount") is solely dictated by SBA and federal rules, regulations, and laws, and is not dictated by the policies, procedures, or guidelines of Lender. Therefore, Borrower agrees to hold Lender and its respective affiliates, subsidiaries, directors, officers and employees ("Lender Parties") harmless against, and releases Lender Parties from, all losses, claims, and damages which Borrower and its affiliates, subsidiaries, directors, officers and employees incur arising out of or relating to the Forgiveness and the calculation of the Forgiveness Amount. Borrower hereby expressly acknowledges and agrees that it will be fully liable to pay all amounts owed and due to Lender due under and in connection with the Note in excess of the Forgiveness Amount.

{N3997988.7}

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B 1.4 FORGIVENESS APPLICATION.As a part of the application for the Loan, Borrower has provided Lender certain documentation verifying the number of full-time equivalent employees on the Borrower’s payroll as well as the dollar amounts of payroll costs, covered mortgage interest payments, covered rent payments, covered utilities for the Loan, and other supporting documentation (“Documentation”). Borrower certifies that it shall: a. During the 8-week period immediately following the funding of the Loan (the “Forgiveness Period”),(i) use the Loan proceeds solely to pay covered payroll costs, mortgage interest, rent and utilities, and (ii) use at least 75% of such payments to pay covered payroll costs; b. Maintain supporting documentation as required by Section 1006(e) of the CARES Act, similar in form and fashion to the Documentation, as well as any other tax filings, cancelled checks and additional information Lender or SBA may request in accordance with a request for Forgiveness under the Paycheck Protection Program, and deliver such information promptly upon request of Lender or SBA; and c. Promptly, but in no event later than 6 weeks after the end of the Forgiveness Period, submit an application for loan forgiveness to Lender and promptly take all additional actions requested or demanded by the SBA in connection with such application for Forgiveness. ARTICLE II CONDITION OF LENDING 2.1 CONDITIONS PRECEDENT TO THE LOAN. As a condition precedent to Lender making the Loan, the Borrower shall deliver to Lender on or before the date of the Loan closing, the following, in form and substance satisfactory to Lender: a. Fully executed Note; and b. Lender’s counsel. Such other documents as reasonably may be required by the Lender or The Loan prepared, shall set documents as provided above (collectively, the “Loan Documents”), when forth the matters contained in the Loan Agreement and contain such other provisions as are deemed necessary or desirable by Lender. The form and substance of all such documents must be satisfactory to Lender prior to disbursement by Lender of any of the proceeds of the Loan. ARTICLE III REPRESENTATIONS AND WARRANTIES OF BORROWER The Borrower represents and warrants to, and agrees with the Lender as follows: 3.1 POWER AND AUTHORIZATION. {N3997988.7}

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B a. The Borrower has authorized the execution, delivery, and performance of the Note, this Loan Agreement and all other documents contemplated by this Loan Agreement, and such execution, delivery, and performance will not violate any law, or any other agreement to which Borrower is a party. Borrower hereby certifies that the undersigned is an authorized signer on behalf of Borrower. The execution, delivery, and performance of the Note, this Loan Agreement, and all other documents contemplated by this Loan Agreement have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) any of Borrower’s organizational documents or agreements, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order application to Borrower or Borrower’s properties. b. This Loan Agreement constitutes, and upon execution and delivery thereof, the Note, and the Loan Documents will constitute, legal, valid and binding obligations of the Borrower enforceable against the Borrower. 3.2 BORROWER CERTIFICATIONS. The Borrower affirms that the SBA representations and certifications stated in Exhibit A are true and correct and are incorporated by reference. The Borrower expressly acknowledges and agrees that it may be required to make additional certifications in connection with the Loan and/or ratify the certifications, representations and warranties in any of the Loan Documents. 3.3 FINANCIAL CONDITION. The reports and financial statements of Borrower submitted to Lender in connection with the Loan have been prepared from Borrower’s records in accordance with generally accepted accounting principles and practices, consistently applied, cash basis accounting principles, consistently applied, or the Financial Reporting Framework for Small and Medium Sized Entities, and fairly reflect the financial condition of Borrower for the periods therein defined. No material adverse changes have since occurred. 3.4 SBA & PPP GOVERN. Borrower acknowledges and agrees that the Loan and this Loan Agreement are subject to SBA SOP, rules, regulations, guidelines, guidance, and requirements and any other federal rules, regulations, guidelines, or guidance applicable or pertaining to the PPP, as such may be amended from time to time. ARTICLE IV COVENANTS BY BORROWER Until all the obligations of Borrower under this Loan Agreement have been performed and paid in full, Borrower covenants and agrees as follows: 4.1 MAINTENANCE OF BUSINESS AND CORPORATE EXISTENCE. Borrower shall comply with all valid and applicable statutes, ordinances, rules and regulations and shall keep in force and effect all licenses, permits, bonds and franchises necessary for the proper conduct of its business. {N3997988.7}

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B 4.2 MANAGEMENT AND OWNERSHIP. No material change shall be made without the prior written consent of Lender in the management or ownership of Borrower, or in the manner in which its business is conducted. Said consent shall not be unreasonably withheld by Lender. 4.3 TAXES. Borrower shall pay promptly, when due, all taxes, assessments and governmental charges or levies imposed upon the Borrower or upon the income or any property of the Borrower. 4.4 FINANCIAL STATEMENTS. Borrower shall promptly furnish a copy of its financial statements, tax returns, and such other or additional financial information as Lender may from time to time request. 4.5 EXAMINATION OF RECORDS. Borrower shall permit any representative of Lender to examine and to audit any or all of Borrower’s books and records and to copy portions thereof upon receipt of reasonable notification and request. 4.6 USA PATRIOT ACT VERIFICATION INFORMATION. Borrower shall provide evidence of its legal name, tax identification number, and street address, and a driver’s license and date of birth (if the Borrower is an individual), satisfactory to and sufficient for the Bank to verify the identity of the Borrower, as required under the USA Patriot Act. Borrower shall notify Bank promptly of any change in such information. ARTICLE V EVENTS OF DEFAULT 5.1 Default”: The occurrence of any one or more of the following shall constitute an “Event of a. Nonpayment, when due, of any principal, accrued interest, premium, fee or other charge due under the Note. b. Default by Borrower in the due observance or performance of any term, covenant, condition or agreement on its part to be performed under this Loan Agreement, the Note, or under any other document contemplated by this Loan Agreement. {N3997988.7}

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B c. If Borrower shall: 1) 2) 3) 4) Make a general assignment for the benefit of its creditors; File a voluntary petition in bankruptcy; Be adjudicated as bankrupt or insolvent; File any petition or answer seeking, consenting to, or acquiescing in, reorganization, arrangement, composition, liquidation, dissolution or similar relief, under any present or future statute, law or regulation; File an answer admitting or failing to deny the material allegations of the petition against it for any such relief; Admit in writing its inability to pay its debts as they mature; Discontinue business; or Be unable to pay debts as they become due. 5) 6) 7) 8) d. Borrower fails to have vacated or set aside within thirty (30) days of its entry any court order appointing a receiver or trustee for all or a substantial portion of the Borrower’s property. e. Any warranty, representation, certification or statements made or furnished to Lender by Borrower in connection with the Loan or in connection with this Loan Agreement (including any warranty, representation or statement in the application of Borrower for the Loan or in any accompanying financial statements) or to induce Lender to make the Loan, proves to be untrue, misleading or false in any material respect. f. Borrower defaults in the payment of any principal or interest on any obligation to Lender or to any other creditor. ARTICLE VI REMEDIES ON EVENT OF DEFAULT 6.1 DECLARE NOTE DUE. Upon the occurrence of any Event of Default as defined in this Loan Agreement, the Note, or any other document contemplated by this Loan Agreement, then in any such event, Lender at its option, may declare the entire unpaid balance of the Note to be forthwith due and payable, and thereupon such balance shall become so due and payable without presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and Borrower will forthwith pay to Lender the entire principal of and interest accrued on the Note. 6.2 OTHER REMEDIES. Upon the occurrence or discovery of an Event of Default the Lender shall, in addition to its option to declare the entire unpaid amount of the Note due and payable, at its option exercise any and all rights of setoff which Lender may have against any account, fund or property of any kind, tangible or intangible, belonging to Borrower and which shall be in Lender’s possession or under Lender’s control. {N3997988.7}

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B ARTICLE VII MISCELLANEOUS 7.1 CLOSING. The Lender shall not be obligated to make the Loan or advance any funds until Borrower has fully met all requirements herein set forth to be met by Borrower, and until Borrower has paid to Lender and any other parties entitled thereto, all fees and other charges due in connection with the Loan. 7.2 AMENDMENTS. No amendment of any provisions of this Loan Agreement, nor consent to any departure of Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. 7.3 NOTICES. All notices and other communications provided for hereunder shall be in writing and mailed or telegraphed or delivered. If to Borrower, the address noted in the Note. If to Lender, at Comerica Bank, 39200 Six Mile Road, Livonia, MI 48152, Attn: National Documentation Services. 7.4 GOVERNING LAW AND PARTIES BOUND. This Loan Agreement and the Note shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns. 7.5 ATTORNEY’S FEES AND EXPENSES. If Lender shall incur any cost or expense, including, without limitation, reasonable attorney’s fees, in connection with enforcing this Loan Agreement, the Note or the Loan, in any manner whatsoever, direct or indirect, whether with regard to the collection of amounts due, defense of Lender or otherwise, upon demand by Lender, Borrower shall pay the same or shall reimburse Lender therefor in full. 7.6 ASSIGNMENT. No commitment issued by Lender to Borrower for the Loan nor any of Borrower’s rights hereunder shall be assignable by Borrower without the prior written consent of Lender. Lender may assign this Loan and the Loan Documents, in whole or in part, or may sell one or more participation interests in the Loan, all without the consent of Borrower. 7.7 NO WAIVER; REMEDIES. No failure on the part of the Lender, and no delay in exercising any right under this Loan Agreement, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Loan Agreement preclude any other or further exercise thereof or the exercise of any other right. 7.8 SEVERABILITY. In the event that any clause or provisions of this Loan Agreement or any document instrument contemplated by this Loan Agreement shall be held to be invalid by any court of competent jurisdiction, the invalidity of such clause or provision shall not affect any of the remaining portions or provisions of this Loan Agreement. 7.9 TIME. Time is the essence of this Loan Agreement. {N3997988.7}

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B 7.10 WAIVER OF JURY TRIAL. BORROWER AND LENDER, BY EXECUTION OF THIS LOAN AGREEMENT, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS LOAN AGREEMENT, THE NOTE OR ANY OTHER LOAN DOCUMENTS. 7.11 LOAN AS PERMITTED INDEBTEDNESS. If and to the extent the Loan would not be permitted under the terms of any documentation existing as of the date of this Loan Agreement evidencing bilateral extensions of credit by Lender to Borrower, Lender hereby consents to the making of the Loan to Borrower and the Loan shall be deemed indebtedness permitted to be incurred by Borrower under the terms of such existing credit documentation with Lender. 7.12 CONSENT TO SHARE INFORMATION. Borrower understands and acknowledges that Lender and the other “Receiving Parties,” as hereafter defined, are authorized to obtain, use and share the Borrower’s tax information, financial information, and Loan information for purposes of (i) originating, maintaining, managing, monitoring, servicing, selling, insuring, participating, or securitizing the Loan; (ii) marketing purposes, or (iii) as otherwise permitted by applicable laws, including state and federal privacy and data security laws. This includes Lender’s affiliates, agents, and any aforementioned parties’ respective successors and assigns. The term “Receiving Parties,” as used above, includes (i) any actual owners of the Loan, (ii) any potential purchasers of the Loan, or (iii) any acquirers of any beneficial or other interest in the Loan (including, but not limited to, the United States Small Business Administration, any investor or participant to whom the Lender may sell or participate all or any portion of the loan, any servicers or service providers for the foregoing parties and any of aforementioned parties’ respective successors and assigns). [SEPARATE SIGNATURE PAGE FOLLOWS] {N3997988.7}

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B IN WITNESS WHEREOF, the parties have executed this Loan Agreement as of the date first above written. BORROWER: Borrower Name:_B_i_o_H_i__T_e_c_h A_m_er_i_ca, LLC By:_ Brian Essman Name: Title:_C_h_i_e_f F_i_na_n_c_i_a_l O_f_f_i_ce_r 5/12/2020 LENDER: COMERICA BANK By:_ Renee Nesbitt Name: Title:__Ba_n_k O_f_f_i_c_e_r 5/12/2020 {N3997988.7}

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B EXHIBIT A Borrower Certifications In order to induce Lender to make an SBA guaranteed Loan to Borrower: A. Borrower affirms the representations in the SBA Form 2483 application and certifies that: 1. It was in operation on February 15, 2020 and had employees for whom it paid salaries and payroll taxes or paid independent contractors, as reported on Form(s) 1099-MISC. 2. Current economic uncertainty makes this loan request necessary to support the ongoing operations of the Borrower. The funds will be used to retain workers and maintain payroll or make mortgage interest payments, lease payments, and utility payments, as specified under the Paycheck Protection Program Rule. If the funds are knowingly used for unauthorized purposes, the federal government may hold Borrower and Loan applicant legally liable, such as for charges of fraud. 3. The Borrower will provide to the Lender documentation verifying the number of full-time equivalent employees on the Borrower’s payroll as well as the dollar amounts of payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities for the eight-week period following the Loan. 4. That Loan forgiveness will be provided for the sum of documented payroll costs, covered mortgage interest payments, covered rent payments, and covered utilities, and not more than 25% of the forgiven amount may be for non-payroll costs. 5. During the period beginning on February 15, 2020 and ending on December 31, 2020, the Borrower has not and will not receive another loan under the Paycheck Protection Program. B. 1. Borrower certifies that: Adverse Change - There has been no adverse change in Borrower's financial condition, organization, operations or fixed assets since the date the Loan application was signed. 2. Child Support - No principal who owns at least 50% of the ownership or voting interest of the company is delinquent more than 60 days under the terms of any (1) administrative order, (2) court order, or (3) repayment agreement requiring payment of child support. 3. Current Taxes - Borrower is current (or will be current with any loan proceeds specified for eligible tax payments) on all federal, state, and local taxes, including but not limited to income taxes, payroll taxes, real estate taxes, and sales taxes. Borrower certifies that it will: Books, Records, and Reports-Keep proper books of account in a manner satisfactory to Lender; furnish financial statements or reports whenever Lender requests them; allow C. 1. {N3997988.7}

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B Lender or SBA, at Borrower’s expense, to: (1) inspect and audit books, records and papers relating to Borrower's financial or business condition; and (2) inspect and appraise any of Borrower's assets; and (3) allow all government authorities to furnish reports of examinations, or any records pertaining to Borrower, upon request by Lender or SBA. 2. Equal Opportunity - Post SBA Form 722, Equal Opportunity Poster, where it is clearly visible to employees, applicants for employment and the general public. 3. American-made Products - To the extent practicable, purchase only American-made equipment and products. 4. Taxes - Pay all federal, state, and local taxes, including income, payroll, real estate and sales taxes of the business when they come due. D. 1. Borrower certifies that it will not, without Lender’s prior written consent: Distributions - Make any distribution of company assets that will adversely affect the financial condition of Borrower. 2. Ownership Changes - Change the ownership structure or interests in the business during the term of the Loan. E. Borrower warrants and represents that all information provided to Lender, including without limitation, all information regarding the Borrower’s financial condition, is accurate to the best of its knowledge and that Borrower, if any, has not withheld any material information. Borrower acknowledges that for the purpose of this transaction, Lender is acting on behalf of SBA, an agency of the United States Government, except that SBA accepts no liability or responsibility for any wrongful act or omission by Lender. Borrower further acknowledges that any false statements to Lender can be considered a false statement to the federal government under 18 U.S.C. § 1001, and may subject the Borrower to criminal penalties and that Lender and SBA are relying upon the information submitted by the Borrower. {N3997988.7}